                                                                  Exhibit 10.3

                                                                 EXECUTION COPY

                              AMENDMENT NUMBER ONE
                                     to the

               MASTER REPURCHASE AGREEMENT (2007 SERVICING RIGHTS)

                           Dated as of April 25, 2007

                                      among

                               WACHOVIA BANK, N.A.
                          WACHOVIA CAPITAL MARKETS, LLC

                                       and

                             NOVASTAR MORTGAGE, INC.

     AMENDMENT NUMBER ONE ("Amendment Number One"), dated as of May 10, 2007, by and among Wachovia Bank, N.A., as buyer ("Buyer"), Wachovia Capital Markets,
LLC, as agent ("Agent") NovaStar Mortgage, Inc., as seller (the "Seller"),
NovaStar Financial, Inc., ("NFI") NovaStar Holding Corporation ("NHC") and
Homeview Lending Inc. ("Homeview", together with Seller, NFI and NHC, each a
Guarantor and collectively the "Guarantors") to the Master Repurchase Agreement
(2007 Servicing Rights), dated as of April 25, 2007 (the "Agreement"), by and among the Buyer, the Agent, the Seller and the Guarantors.

                                    RECITALS

     WHEREAS, the Buyer, the Seller, the Guarantors and the Agent have agreed to amend the Agreement pursuant to the terms and conditions set forth herein.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

     SECTION 2. Amendments. Effective as of the date hereof, the Agreement is hereby amended as follows:

     (a) The Exhibits to the Agreement are hereby amended by adding Exhibit A attached hereto as Schedule 5 to the Agreement.

     (b) Schedule 4 of the Agreement is hereby amended in its entirety by replacing it with Exhibit B attached hereto.

     (c) Section 2(a) of the Agreement is hereby amended by adding the following definition:

     "Liquidity" means cash, cash equivalents and the aggregate unused borrowing capacity under the Existing Agreements and Other Facilities that could be drawn against (taking into account required haircuts).

     (d) Section 2(a) of the Agreement is hereby amended by adding the following definition:

     "Other Facilities" means the repurchase or financing facilities identified on Schedule 5 attached hereto.

     (e) Section 6 of the Agreement is hereby amended in its entirety as by adding subsection (c) thereto as follows:

     (c) If the Seller fails to satisfy a Margin Deficit in accordance with
     Section 6(a) and Section 6(b) hereof, then Buyer may, in its sole discretion, satisfy a Margin Deficit, by netting the purchase price under any Existing Agreement by the amount of such Margin Deficit. Upon such netting, the purchase price under such Existing Agreement shall be increased on a dollar for dollar basis by the amount of such Margin Deficit regardless of whether the maximum aggregate purchase price had already been reached under any such Existing Agreement.

     (f) The first sentence in Section 9(a)(vi) of the Agreement is hereby amended by deleting "$400,000,000" and replacing it with "$517,000,000."

     (g) Section 13(s) of the Agreement is hereby amended in its entirety and replaced with the following:

     Maintenance of Liquidity. At all times NFI, on a consolidated basis, shall maintain Liquidity in an amount of not less than $30,000,000. In the event that NFI's Liquidity falls below $45,000,000 at any time or NFI's management believes such event is reasonably likely, Seller shall provide notice of such event or likelihood of event to the Agent.

     (h) Section 13(t) of the Agreement is hereby amended by deleting
"$400,000,000" and replacing it with "$517,000,000."

     (i) Section 13(u) of the Agreement is hereby amended by deleting the section in its entirety and replacing it with the following:

     Payment of Dividends. No Guarantor, Seller or Subsidiary of any of the
     foregoing shall pay dividends (other than dividends paid in stock) without the prior consent of Buyer, exclusive of (i) dividends paid, directly or indirectly

     through one or more other Subsidiaries, to a Seller or to a Guarantor and
     (ii) subject to the further provisions of this clause (u), NFI's 2006
     Dividend to its shareholders and (iii) dividends paid on NFI's 8.90% Series
     C Cumulative Redeemable Preferred Stock and dividends paid on the Trust
     Preferred Securities; provided that after giving effect to the payment of the dividends described in this clause (iii), NFI will have at least
     $30,000,000 of Liquidity; provided that, notwithstanding the generality of the foregoing, after payment of the above, NFI shall be in compliance with all representations, warranties and covenants set forth in the Existing
     Agreements. No dividend other than the 2006 Dividend, to the extent permitted by this clause (u), shall be paid in cash without the prior consent of Buyer.

     As of the date hereof, NFI's best estimate of the maximum amount of the
     2006 Dividend is $175,000,000.

     Buyer acknowledges that the 2006 Dividend must be paid in order for NFI to continue to maintain its status as a REIT, and that such dividend may be paid in cash or Dividend Securities. Buyer further acknowledges that U.S.
     income tax laws require that any Dividend Securities be valued at their fair market value at the time of issuance (which, in the case of debt-like securities, may be less than the face amount thereof) for purposes of determining compliance with the REIT distribution test.

     Unless Buyer otherwise consents, the 2006 Dividend shall be paid in the form of Dividend Securities, provided that if, in the joint determination of NFI and Buyer, either excess cash is available or it is financially impractical for NFI to satisfy the requirement to pay the 2006 Dividend entirely by means of Dividend Securities, then all or a portion of the 2006
     Dividend may be paid in cash, provided further that (i) Buyer will permit all or a portion of the 2006 Dividend to be paid in cash if, following payment in cash of such 2006 Dividend, NFI's Liquidity shall be greater than $125,000,000 and (ii) NFI will neither pay nor declare the 2006
     Dividend earlier than fifteen (15) days before payment or declaration of such dividend is required by applicable law.

     NFI may issue Dividend Securities, provided that, after giving effect to such issuance, NFI shall be in compliance with all representations, warranties and covenants set forth

in the Existing Agreements.

     (j) Section 13(w) of the Agreement is hereby amended by deleting the section in its entirety and replacing it with the following:

     Margin Calls. If at any time after the date hereof Seller or any of its
     Affiliates receive margin calls under any repurchase or financing facilities in excess of $5,000,000 in the aggregate, Seller shall provide notice to Buyer and Buyer shall cause the Seller to repurchase the assets subject to such margin calls and include such assets under this Agreement or the Existing Agreements (provided there is additional capacity) on mutually acceptable terms to Buyer and Seller.

     (k) Section 18(r) of the Agreement is hereby amended by deleting
"$400,000,000" and replacing it with "$517,000,000."

     (l) Section 18(bb) of the Agreement is hereby amended by deleting the section in its entirety and replacing it with the following:

     failure of the Seller to provide same day notification as soon as practicable to Buyer of any margin call under any repurchase or financing facility; or

     (m) Section 27(i) of the Agreement is hereby amended by deleting "April 24,
2008" and replacing it with "April 18, 2008".

     (n) Clause (ii) of Exhibit A-2 to the Agreement is hereby amended by deleting "$400,000,000" and replacing it with "$517,000,000."

     SECTION 3. Conditions Precedent. This Amendment Number One shall become effective on the date on which this Amendment Number One is executed and delivered by duly authorized officers of each of the Buyer, the Seller and the
Agent.

     SECTION 4. Governing Law. THIS AMENDMENT NUMBER ONE SHALL BE CONSTRUED IN
ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT
GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     SECTION 5. Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

     SECTION 6. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its respective terms.
Reference to this Amendment Number One need not be made in the Agreement or any other

     instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference therein to the Agreement, being sufficient to refer to the Agreement, as amended thereby. Seller shall be responsible for all costs associated with this Amendment Number One.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, Seller, Buyer, Agent and Guarantors have caused their names to be signed to this Amendment Number One by their respective officers thereunto duly authorized as of the date first above written.

                                NOVASTAR MORTGAGE, INC., as Seller

                                By:  /s/ Todd M. Phillips
                                   -----------------------------------------
                                Name:    Todd M. Phillips
                                     ---------------------------------------
                                Title: Vice President, Treasurer & Controller
                                      --------------------------------------

                                WACHOVIA BANK, N.A., as Buyer

                                By:  /s/ Andrew W. Riebe
                                   -----------------------------------------
                                Name:    Andrew W. Riebe
                                     ---------------------------------------
                                Title:   Director
                                      --------------------------------------

                                WACHOVIA CAPITAL MARKETS, LLC, as Agent

                                By:  /s/ Scott Schuman
                                   -----------------------------------------
                                Name:    Scott Schuman
                                     ---------------------------------------
                                Title:   Vice President
                                      --------------------------------------

Acknowledged and Agreed:

NFI HOLDING CORPORATION, as Guarantor
By:  /s/ Todd M. Phillips
   -----------------------------------------
Name:    Todd M. Phillips
     ---------------------------------------
Title:   Vice President, Treasurer & Controller
      --------------------------------------

NOVASTAR FINANCIAL, INC., as Guarantor
By:  /s/ Todd M. Phillips
   -----------------------------------------
Name:    Todd M. Phillips
     ---------------------------------------
Title:   Vice President, Treasurer & Controller
      --------------------------------------

NOVASTAR MORTGAGE, INC., as Guarantor
By:  /s/ Todd M. Phillips
   -----------------------------------------
Name:    Todd M. Phillips
     ---------------------------------------
Title:   Vice President, Treasurer & Controller
      --------------------------------------

HOMEVIEW LENDING INC., as Guarantor

By:  /s/ Todd M. Phillips
   -----------------------------------------
Name:    Todd M. Phillips
     ---------------------------------------
Title:   Vice President
      --------------------------------------

                                    EXHIBIT A

                                   SCHEDULE 5

                    Other Repurchase or Financing Facilities

                                    EXHIBIT B

                                   SCHEDULE 4
                               Existing Agreements

1.       Master  Repurchase  Agreement  (New York)  dated May 14,  2004  between
         NovaStar  Mortgage,  Inc. and Wachovia  Bank,  National  Association as
         amended.

2.       Master  Repurchase  Agreement  (2007 Residual  Securities)  dated as of
         April 18, 2007 among  Wachovia  Bank,  National  Association,  Wachovia
         Capital Markets LLC, NovaStar  Mortgage,  Inc.,  NovaStar  Certificates
         Financing LLC, and NovaStar  Certificates  Financing  Corp., as amended from time to time.

3.       Master  Repurchase  Agreement  (2007  Investment  Grade) among Variable
         Funding Capital Corp., Wachovia Capital Markets LLC, NovaStar Mortgage,
         Inc., NovaStar  Certificates  Financing LLC, and NovaStar  Certificates
         Financing Corp., to be negotiated among the parties.

4.       Master Repurchase Agreement (2007 Non-investment  Grade) among Wachovia
         Investment  Holdings,  LLC,  Wachovia  Capital  Markets  LLC,  NovaStar
         Mortgage,  Inc.,  NovaStar  Certificates  Financing  LLC,  and NovaStar
         Certificates Financing Corp., to be negotiated among the parties.

5.       Master Repurchase  Agreement (2007 Servicing Advances) between Wachovia
         Bank,  National   Association  and  NovaStar  Mortgage,   Inc.,  to  be
         negotiated among the parties.